Exhibit 99.1
Monthly Report of Operations
Period ended May 31, 2009
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re:	Capital Corp of the West	Case no. [ILLEGIBLE]

MONTHLY REPORT OF OPERATIONS

MONTH ENDING	5/11-5/31	20 09

Debtor in possession hereby submits its Monthly Report on the Cash Basis of accounting.
CASH BASIS
     Attached hereto are the following schedules:

A.	Cash Receipts and Cash Disbursements	X

B.	Summary of Receipts & Disbursements to Date	X

C.	Balance in Debtor in Possession Account	N/A

D.	Balance in Tax Account	N/A

E.	Balance in Citibank Account	N/A

F.	Post Petition Debts	N/A

G.	Accounts Receivable Balance	N/A

H.	Inventory Balance	N/A

I.	Federal and State Taxes	N/A

J.	Monthly Operating Statement Questionnaire	X

K.	Other Appropriate Schedules	X

     NOTES:  Schedules A, B, C, F, I & J MUST be filed.
Attach Schedules D, E, G, H & K if they are maintained in the ordinary course of the business.
(MOR-1:6/90)

SCHEDULE A
CASH RECEIPTS AND DISBURSEMENTS
RECEIPTS

Cash sales	N/A

Rents collected	N/A

Accounts receivable collected	—

Other receipts (describe):
a.

b.

1. TOTAL RECEIPTS		$—

DISBURSEMENTS
Payments to vendors for merchandise	N/A

Net payroll paid	30,885.90

Payroll taxes paid/deposited to tax account:
Employee withholdings	N/A

Employer portion	N/A

Sales taxes paid/deposited to tax account	N/A

Other disbursements (describe):
a.	NONE

b.

c.

d.

e.

f.

g.

h.

i.

j.

k.

Miscellaneous (attach listing)

Living allowance or draw	N/A

2. TOTAL DISBURSEMENTS		$30,885.90

3. Receipts OVER or (UNDER) disbursements		$(30,885.90)

(MOR-1:6/90)

SCHEDULE B
SUMMARY OF CASH TRANSACTIONS
SINCE FILING PETITION

4.	Total receipts to date	$-

(Prior month Schedule B line 4 plus current month Schedule A line 1)
5.	Total disbursements to date	$-

(Prior month Schedule B line 5 plus current month Schedule A line 2)
6.	Net receipts over (under) disbursements	$-

SCHEDULE C - SEE ATTACHED SPREADSHEET
BALANCE IN DEBTOR IN POSSESSION ACCOUNT

Balance at end of last month	$-

Net transactions for this month (Line 3 - Schedule A)	-

Balance at end of this month	$-

SCHEDULE D - SEE ATTACHED SPREADSHEET
BALANCE IN TAX ACCOUNT

Balance at end of last month	$-

Add deposits from general account	-

Subtotal	$-

Deduct payments to taxing agencies

Balance at end of this month	$-

SCHEDULE E - SEE ATTACHED SPREADSHEET
BALANCE IN   Citibank           ACCOUNT

Balance at end of last month	$-

Add deposits from general account

Subtotal	$-

Deduct disbursements

Balance at end of this month	$-

(MOR-1:6/90)

SCHEDULE F
POST PETITION DEBTS

Balance at end of last month ----------- Not Applicable	$-

Add debts incurred this month

Subtotal	$-

Deduct payments made this month on this balance	-

Subtotal	$-

Adjustments (Explain on separate sheet)	-

Balance at end of this month. (Attach listing)	$-

SCHEDULE G
ACCOUNTS RECEIVABLE BALANCE

Balance of receivables at end of last month ----------- Not Applicable	$-

Add new receivables for this month	-

Subtotal	$-

Deduct accounts collected (From Schedule A)	-

Subtotal	$-

Adjustments (Explain on separate sheet)	-

Balance at end of this month (Attach listing)	$-

SCHEDULE H
INVENTORY AND COST OF GOODS SOLD

Inventory balance at end of last month ----------- Not Applicable	$-

Add merchandise purchase	-

Total inventory available	-

Adjustments (Explain on separate sheet)	-

Less inventory balance at end of this month	-

Total (Cost of goods sold)	$-

(MOR-1:6/90)

SCHEDULE I
FEDERAL AND STATE TAXES

1. Tax balance at end of last month ----------- Not Applicable	$-

PAYROLL TAX LIABILITY THIS MONTH:

Period:	☐	Weekly	☐	Biweekly	☐	Semimonthly	☐	Monthly
Fed. Employer or S.S. #                                                 EDD ID#

Withholdings:

Federal income tax	$-

FICA withheld

State income tax

State disability

Employer tax liability:

FICA

Federal unemployment

State unemployment

2. Total payroll taxes due	$-

SALES TAX LIABILITY THIS MONTH:
     State Board of Equalization ID#

Sales tax liability	$-
Other (excise, city, business, etc.)

3. Total sales taxes due	$-

SUMMARY OF TAX PAYMENTS MADE THIS MONTH:

Payee	Date Paid	Bank Acct. #	Check #	Amount
$-

4. Total payments made	$-

Tax balance at end of this month (add line 1+2+3 less line 4)	$-

(MOR-1:6/90)

0

SCHEDULE J
MONTHLY OPERATING STATEMENT QUESTIONNAIRE

		Yes	No	N/A
1.	Copies of checkbooks or receipts and disbursements listings attached:

	Debtor in possession account (Activated As Of June 5)		X

	Tax account			X

	Other account (Citibank Pre-DIP A/C # 203084249)	X

2.	Listing of unpaid post-petition debts			N/A
(include unpaid professional fees and interest owed)

3.	Have any payments been made to secured creditors or lessors?		X
(If yes - attach listing of payments made)

4.	(a) Have any payments been made to officers, shareholders, insiders,	X
relatives or professionals? See Attached Payroll Summaries
(If yes - attach listing of payments made)
	(b) Were these payments approved by the court?		X

5.	(a) Have any payments been made on prepetition debts?		X
(If yes - attach listing of payments made)
(b) Were these payments approved by the court?

6.	Do you carry insurance coverage of any kind?	X
Attach copies of declaration pages (Data Previously Provided)
Note: If you have previously submitted copies of declaration pages &
there have been no changes in coverage initial here (no copies needed)

7.	Have U.S. Trustee quarterly fees been paid?		X
(If yes - attach listing of payments made)
(If no - attach explanation) Fees Not Yet Due
DECLARATION OF DEBTOR
I certify under penalty of perjury that the foregoing is true and correct.

Executed on	June 12, 2009	/s/ David A. Heaberlin

(Signature) Debtor in Possession
I have reviewed the Monthly Report of Operations and, after making reasonable inquiry, believe that the information is true and correct.

/s/ David A. Heaberlin (Signature of Preparer) (Attorney or Accountant)
(MOR-1:6/90)

Capital Corp of the West
09-14298-B-11F

Cash/Bank Account	Beginning Balance			Transfers	Ending Balance
Bank & Acct #	11-May-09	Receipts	Disbursements	in (+)/out (-)	31-May-09

Citibank A/C # 203084249	$6,735,188.17		$30,885.90		$6,704,302.27
	$-				$-
Citibank DIP Accounts (Active as of June 4, 2009):	$-				$-
Operating A/C # 9951707360	$-				$-
Federal Itax Refund A/C # 9951707387	$-				$-
California Tax Refund A/C # 9951707416	$-				$-
Insurance Refund A/C # 9951 707424	$-				$-
	$-				$-

Total	$6,735,188.17	$-	$30,885.90	$-	$6,704,302.27

Notes:

1.	All cash accounts (including petty cash) should be reflected on spreadsheet

2.	Transfers must total zero

3.	Total ending cash on hand must be supported by detailed registers, bank recs, balance sheet, etc.

4.	Net change in cash (receipts less disbursements) must be supported by detailed registers and Schedule A.

5.	Schedules C, D and/or E need not be completed if this spreadsheet is used. Notation should be made on Schedules C, D and/or E to “see attached spreadsheet.”

6.	Beg balance must agree with the prior month’s ending balance or, for the first month only, this amount should agree with the cash on hand as of the filing date.

Capital Corp of the West
Profit & Loss
Cash Basis	May 11 - 31, 2009

May 11 - 31, 09
Income	0.00
Expense
Compensation Costs	30,885.90

Total Expense	30,885.90

Net Income	-30,885.90

Capital Corp of the West
Profit & Loss Detail
Cash Basis	May 11 - 31, 2009

Type	Date	Name	Memo	Split	Original A...	Paid Amount
Income
Expense
Compensation Costs
Check	5/15/2009	Administaff	Week Ending May 15	Citibank	8,473.20	8,473.20
Check	5/22/2009	Administaff	Week Ending May 22	Citibank	11,206.35	11,206.35
Check	5/29/2009	Administaff	Week Ending May 29	Citibank	11,206.35	11,206.35

Total Compensation Costs						30,885.90

Total Expense						30,885.90

Net Income						-30,885.90

WebPayroll - Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2943270
2801 G ST	Payroll Date: 05/15/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR - 1
Report Date: 5/12/2009	Period: 05/9/2009 through 05/15/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	1	5.92	$8,000.00	$8,473.20

Total Summary:		1		$8,000.00	$8,473.20

Total additional charges or credits:					$0.00
Payroll amount due from client:					$8,473.20

TOTAL amount due from client:					$8,473.20

Due to Direct Deposit with ePayStub enrollment in this client number, the debit date for this payroll is paydate.

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
HEABERLIN, DAVID	DD/EP		0	0 / 0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$ 8,000.00
Check Gross Pay:									$ 0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available

WebPayroll - Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2947392
2801 G ST	Payroll Date: 05/22/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR - 1
Report Date: 5/20/2009	Period: 05/16/2009 through 05/22/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.73	$10,500.00	$11,206.35

Total Summary:		2		$10,500.00	$11,206.35

Total additional charges or credits:					$0.00
Payroll amount due from client:					$11,206.35

TOTAL amount due from client:					$11,206.35

Due to Direct Deposit with ePayStub enrollment in this client number, the debit date for this payroll is paydate.

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0 / 0	8810C	CA	I	9.33%	$2,500.00
HEABERLIN, DAVID	DD/EP		0	0 / 0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$ 10,500.00
Check Gross Pay:									$ 0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available

WebPayroll - Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 2953234
2801 G ST	Payroll Date: 05/29/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR - 1
Report Date: 5/26/2009	Period: 05/23/2009 through 05/29/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.73	$10,500.00	$11,206.35

Total Summary:		2		$10,500.00	$11,206.35

Total additional charges or credits:					$0.00
Payroll amount due from client:					$11,206.35

TOTAL amount due from client:					$11,206.35

Due to Direct Deposit with ePayStub enrollment in this client number, the debit date for this payroll is paydate.

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0 / 0	8810C	CA	I	9.33%	$2,500.00
HEABERLIN, DAVID	DD/EP		0	0 / 0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$ 10,500.00
Check Gross Pay:									$ 0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available

Capital Corp of the West
Balance Sheet
As of May 11, 2009
Cash Basis

	May 11, 09
ASSETS
Current Assets
Checking/Savings
Citibank		6,735,188.17

Total Checking/Savings		6,735,188.17

Total Current Assets		6,735,188.17

Fixed Assets
Furniture and Equipment
Computers	4,299.75
Furniture	1,662.38

Total Furniture and Equipment		5,962.13

Total Fixed Assets		5,962.13

TOTAL ASSETS		6,741,150.30

LIABILITIES & EQUITY
Liabilities
Long Term Liabilities
Trust Preferred Securities
County Statutory Trust 1	6,186,000.00
County Statutory Trust II	10,310,000.00
County Statutory Trust III	15,464,000.00
County Statutory Trust IV	25,774,000.00

Total Trust Preferred Securities		57,734,000.00

Total Long Term Liabilities		57,734,000.00

Total Liabilities		57,734,000.00
Equity
Opening Balance Equity		-57,734,000.00
Net Income		6,741,150.30

Total Equity		-50,992,849.70

TOTAL LIABILITIES & EQUITY		6,741,150.30

Capital Corp of the West
Balance Sheet
As of May 31, 2009
Cash Basis

	May 31, 09
ASSETS
Current Assets
Checking/Savings
Citibank		6,704,302.27

Total Checking/Savings		6,704,302.27

Total Current Assets		6,704,302.27

Fixed Assets
Furniture and Equipment
Computers	4,299.75
Furniture	1,662.38

Total Furniture and Equipment		5,962.13

Total Fixed Assets		5,962.13

TOTAL ASSETS		6,710,264.40

LIABILITIES & EQUITY
Liabilities
Long Term Liabilities
Trust Preferred Securities
County Statutory Trust I	6,186,000.00
County Statutory Trust II	10,310,000.00
County Statutory Trust III	15,464,000.00
County Statutory Trust IV	25,774,000.00

Total Trust Preferred Securities		57,734,000.00

Total Long Term Liabilities		57,734,000.00

Total Liabilities		57,734,000.00
Equity
Opening Balance Equity		-57,734,000.00
Net Income		6,710,264.40

Total Equity		-51,023,735.60

TOTAL LIABILITIES & EQUITY		6,710,264.40

Citibank, N.A. 983
P.O. Box 26892	320815/R1/20F013/0
San Francisco, CA 94126-6892	013
CITIBANK, N.A.
Account
203084249
Statement Period
CAPITAL CORP OF THE WEST	May 1 - May 31, 2009 Relationship Manager
2801 G STREET	US SERVICE CENTER
MERCED CA 95340	1 -877-528-0990
Page 1 of 6

CitiBusiness® ACCOUNT AS OF MAY 31, 2009

Relationship Summary:

Checking	$6,704,302.27
Savings	---
Investments	---
(not FDIC insured)
Checking Plus	---

WHEN PLANNING THAT NEXT GETAWAY
Plan on Citibank’s World Wallet® Service to make ordering Foreign Currency easier than ever.
You have a wide variety of Foreign Currencies,delivered right to your door or place of business.
(Anywhere in the Continental U.S). Visit your nearest Financial
Center or Call 1-800-756-7050
Limits/Fees apply.

SERVICE CHARGE SUMMARY FROM APRIL 1, 2009 THRU APRIL 30, 2009

Type of Charge	No./Units	Price/Unit	Amount

CITIBUSINESS CHECKING # 203084249

Average Daily Collected Balance			$6,553,011.08

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	15.0000	15.00
CHECKS PAID	14	.1400	1.96
DEPOSIT TICKETS	2	1.2500	2.50
ITEMS DEPOSITED	1	.1000	0.10

CITIBUSINESS ONLINE
CASH MANAGER SUITE	1	52.0000	52.00

TRANSFER SERVICES
INCOMING WIRE TRANSFER	4	10.0000	40.00

AUTOMATED CLEARING HOUSE (ACH)
ACH DEBIT RECEIVED	4	.1100	0.44

Total Charges for Services			$112.00

Average collected balances			$6,553,011.08
Less 10% reserve requirement			$655,301.10
Balances eligible for Earnings Credit			$5,897,709.98

Balances Required to Offset Service Charges			$227,136.00

Earnings Credit allowance at 0.60000%			$112.00	[1]
Charges Subject to Earnings Credit			$112.00

Net Service Charge			$0.00
1 - Maximum Earnings Credit cannot exceed monthly fees eligible for offset

CAPITAL CORP OF THE WEST	Account 203084249	Page 2 of 6	320816/R1/20F013/0
Statement Period - May 1 - May 31, 2009

CHECKING ACTIVITY

CitiBusiness Checking
0203084249	Beginning Balance:	$6,962,125.46
	Ending Balance:	$6,704,302.27

Date	Description		Debits	Credits	Balance

5/01	ACH DEBIT		11,246.61		6,950,878.85
	ADMINISTAFF COMP PAYROLL 0002606900 May 01
5/05	DEPOSIT			50,530.00	7,001,408.85
5/05	CHECK NO:	1037	806.01		7,000,602.84
5/05	CHECK NO:	1038	146,272.73		6,854,330.11
5/05	CHECK NO:	1039	500.00		6,853,830.11
5/05	CHECK NO:	1041	400.00		6,853,430.11
5/06	CHECK NO:	1017	600.00		6,852,830.11
5/06	CHECK NO:	1042	400.00		6,852,430.11
5/06	CHECK NO:	1033	220.00		6,852,210.11
5/06	CHECK NO:	1044	200.00		6,852,010.11
5/07	DEPOSIT			359.31	6,852,369.42
5/07	CHECK NO:	1035	3,164.50		6,849,204.92
5/08	ACH DEBIT		11,202.94		6,838,001.98
	ADMINISTAFF COMP PAYROLL 0002606900 May 08
5/11	DOM WIRE OUT		64,577.23		6,773,424.75
5/11	DOM WIRE OUT		27,487.19		6,745,937.56
5/11	CBUSOL TRANSFER DEBIT		7,388.60		6,738,548.96
	WIRE TO ADP
5/11	CBUSOL TRANSFER DEBIT		975.00		6,737,573.96
	WIRE TO JAS Development Cop
5/14	CHECK NO:	1049	1,280.00		6,736,293.96
5/14	CHECK NO:	1050	305.79		6,735,988.17
5/15	ACH DEBIT		8,473.20		6,727,514.97
	ADMINISTAFF COMP PAYROLL 0002606900 May 15
5/15	CHECK NO:	1043	400.00		6,727,114.97
5/22	ACH DEBIT		11,206.35		6,715,908.62
	ADMINISTAFF COMP PAYROLL 0002606900 May 22
5/22	CHECK NO:	1040	400.00		6,715,508,62
5/29	ACH DEBIT		11,206.35		6,704,302.27
	ADMINISTAFF COMP PAYROLL 0002606900 May 29
	Total Debits /Credits		308,712.50	50,889.31

	Checks Paid
Check	Date	Amount	Check	Date	Amount	Check	Date	Amount	Check		Date	Amount

1017	5/06	600.00	1038	5/05	146,272.73	1041	5/05	400.00	1044		5/06	200.00
1033*	5/06	220.00	1039	5/05	500.00	1042	5/06	400.00	1049	*	5/14	1,280.00
1035*	5/07	3,164.50	1040	5/22	400.00	1043	5/15	400.00	1050		5/14	305.79
1037*	5/05	806.01

* Indicates gap in check number sequence	Number Checks Paid:	13	Totaling:	$154,949.03

CUSTOMER SERVICE INFORMATION

IF YOU HAVE QUESTIONS ON:	YOU CAN CALL:	YOU CAN WRITE:

Checking	877-528-0990* (For Speech and Hearing Impaired Customers Only TDD: 800-945-0258)	Citibank, N.A. P.O. Box 26892 San Francisco, CA 94126-6892
For change in address, call your account officer or visit your branch.
*To ensure quality service, calls are randomly monitored.